Exhibit 10.1(a)

SUPPORT.COM, INC.

2000 OMNIBUS EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

Name	Grant Number:
Address	Grant Date:
Address	Options Granted:
Exercise Price:
Employee ID#:	Expiration Date:
Grant Type:

You have been granted the above-described option to purchase Common Stock of support.com, Inc. (the “Company”) under the 2000 Omnibus Equity Incentive Plan (the “Plan”).

Vesting Schedule:

SHARES	VEST TYPE	FULL VEST

Acceleration of Vesting Following Change in Control

In the event that (a) the Company is subject to a Change in Control (as that term is defined in the 2000 Plan), and you are subject to an Involuntary Termination (as that term is defined in your Amended and Restated Offer Letter) within twelve (12) months on or after that Change in Control, then this option will become     % vested and exercisable as to all of the shares subject to this option upon such Involuntary Termination.

Post-Termination Exercise Period

If your service with the Company terminates for any reason other than Total and Permanent Disability or death, then (a) all options not yet vested as of your termination date are cancelled effective on your termination date; and (b) your vested options expire on the date ninety (90) days after your termination date.

By accepting this grant, you and the Company agree that this grant is awarded under and governed by the terms and conditions of this Notice, and by the Stock Option Agreement and the 2000 Omnibus Equity Incentive Plan, which are hereby incorporated by this reference and made a part of this Notice.

SUPPORT.COM, INC.

2000 OMNIBUS EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

Name	Grant Number:
Address	Grant Date:
Address	Options Granted:
Exercise Price:
Employee ID#:	Expiration Date:
Grant Type:

You have been granted the above-described option to purchase Common Stock of support.com, Inc. (the “Company”) under the 2000 Omnibus Equity Incentive Plan (the “Plan”).

Vesting Schedule:

SHARES	VEST TYPE	FULL VEST

Acceleration of Vesting Following Change in Control

In the event that (a) the Company is subject to a Change in Control (as that term is defined in the 2000 Plan), and, within twelve (12) months on or after that Change in Control, (b) either (i) your employment with the Company is involuntarily terminated (as defined herein), or (ii) you resign your employment for good reason (being one of the two following reasons: either (a) a material reduction in the annual rate of your on target earnings by the Company, without your written consent; or (b) a material change in the geographic location of your place of employment without your written consent, with a relocation of more than fifty (50) miles to be deemed material for this purpose), then this stock option will accelerate as follows:      percent (    %) of the then-unvested shares will become vested and fully exercisable upon your termination or resignation. For purposes of this section, “involuntary termination” shall mean a termination without cause, and “cause” shall mean a determination in the reasonable good faith of the Company that you have: (a) engaged in any act of fraud, embezzlement or dishonesty or any other act in violation of the law, including but not limited to, the conviction of, or pleading nolo contendere to, a felony (except for ordinary traffic violations); (b) materially breached your fiduciary duty to the Company; (c) unreasonably refused to perform the good faith and lawful instructions of your manager (d) engaged in willful misconduct or gross negligence; (e) willfully breached the Employment, Confidential Information and Invention Assignment Agreement; or (f) made any willful unauthorized use or disclosure of confidential information or trade secrets of the Company (or any parent or subsidiary). Notwithstanding the foregoing, (a) this stock option will not be subject to acceleration unless you (i) return all Company property on or before your termination date: and (ii) you sign and return the Company’s standard General Release and Waiver of Claims Agreement (the “Release”), and the Release becomes effective within thirty (30) days following your termination date in accordance with applicable law; and (b) nothing herein shall operate to amend or modify the definitions of “cause”, “good reason” or “involuntary termination” that may be reflected in your offer letter from the Company.

Post-Termination Exercise Period

If your service with the Company terminates for any reason other than Total and Permanent Disability or death, then (a) all options not yet vested as of your termination date are cancelled effective on your termination date; and (b) your vested options expire on the date ninety (90) days after your termination date.

By accepting this grant, you and the Company agree that this grant is awarded under and governed by the terms and conditions of this Notice, and by the Stock Option Agreement and the 2000 Omnibus Equity Incentive Plan, which are hereby incorporated by this reference and made a part of this Notice.